Exhibit 10.10
Grain Purchase Agreement

Party A (Supplier): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Party A (Purchaser): Jilin Hengchang Agriculture Development Co., Ltd.
Contract No.:
Signed in: Caijia
Signed on: July 4, 2011

I. Name, Specification, quantity and price:	Unit: Ton, Yuan
Name	Quantity	Unit price	Amount	Note
Corn	10,000	2,230.00	22,300,000.00	Produced in 2010
Total	10,000		22,300,000.00
Total amount (amount in words): SAY RMB TWENTY-TWO MILLION THREE HUNDRED THOUSAND ONLY
II. Quality requirement and handling opinion:
1. Sensory indexes: light yellow, the granules are tidy, uniform and plump, have normal sense, no heating, no mildew, no live insect.
2. Inspection indexes: moisture≤14.5%, impurity≤1%, mildew≤2%, volume-weight≥685g/L.
III. Delivery time: the delivery shall be completed before August 10, 2011.
IV. Delivery place: the grain is delivered when being loaded from Supplier’s grain depot. Destination station: Liuzhou, Supplier is responsible for drawing up railway transport program and handling with application of railway wagon, and Purchaser shall deposit expenses concerning railway freight invoice into Supplier’s account before application of railway wagon and authorize Supplier to pay for relevant expenses. Purchaser undertakes expenses concerning railway freight invoice (a red copy of railway freight invoice, in which, the insured value is 200 Yuan per wagon). The railway freight VAT deduction recorded as a registration item by shipper shall be declared by Jilin Hengchang Agriculture Development Co., Ltd., and other expenses occurred before goods are unloaded from train shall be borne by Supplier.
V. Inspection and acceptance method and place: Supplier and Purchaser shall conduct quality inspection and weighing at Supplier’s station platform and make settlement according to actual quantity randomly inspected.
VI. Packaging requirement: packaged with woven bags which are not charged and returned. A weigh of 100g shall be deducted for each bag.
VII. Settlement and payment method: within 3 working days after signing of contract, Purchaser shall pay a deposit of RMB 4 million and make the remaining payment in advance before delivery according to delivery progress. The deposit is used as goods payment finally (but not used as goods payment during delivery period); Supplier provides special VAT invoice.
VIII. Default liability and settlement: Supplier shall guarantee the scheduled supply of goods in terms of quality and quantity (except for circumstances the other force majeures including railway transport problem occur). If any party has a default in whole or in part, provisions of Contract Law shall be complied with.

IX. Other provisions: any matters not involved herein or disputes shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court which the observant party is located.
This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy, and come into force after being signed and sealed by two parties.
This contract shall become valid upon signing and expires when goods have been supplied and payment has been made. No modification to this contract shall be valid.

Name(seal): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Address: Tiebei, Caijia Town
Legal representative:
Authorized agent:
Tel: 0434-5591177
Fax: 0434-5591177
Opening bank: Gongzhuling Industrial and Commercial Bank of China
Account No: 0804221129001106886
Postal code: 136503
Name(seal): Jilin Hengchang Agriculture Development Co., Ltd. Address: Legal representative: Authorized agent: Tel: Fax: Opening bank: Account No: Postal code:

Grain Purchase Agreement

Party A (Supplier): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Party A (Purchaser): Jilin Hengchang Agriculture Development Co., Ltd.
Contract No.:
Signed in: Caijia
Signed on: June 16, 2011

I. Name, Specification, quantity and price:	Unit: Ton, Yuan
Name	Quantity	Unit price	Amount	Note
Corn	5,000	2,240.00	11,200,000.00	Produced in 2010
Total	5,000		11,200,000.00
Total amount (amount in words): SAY RMB ELEVEN MILLION TWO HUNDRED THOUSAND ONLY
II. Quality requirement and handling opinion:
1. Sensory indexes: light yellow, the granules are tidy, uniform and plump, have normal sense, no heating, no mildew, no live insect.
2. Inspection indexes: moisture≤14.5%, impurity≤1%, mildew≤2%, volume weight≥685g/L.
III. Delivery time: the delivery shall be completed before July 20, 2011.
IV. Delivery place: the grain is delivered when being loaded from Supplier’s grain depot. Destination station: Liuzhou, Supplier is responsible for drawing up railway transport program and handling with application of railway wagon, and Purchaser shall deposit expenses concerning railway freight invoice into Supplier’s account before application of railway wagon and authorize Supplier to pay for relevant expenses. Purchaser undertakes expenses concerning railway freight invoice (a red copy of railway freight invoice, in which, the insured value is 200 Yuan per wagon). The railway freight VAT deduction recorded as a registration item by shipper shall be declared by Jilin Hengchang Agriculture Development Co., Ltd., and other expenses occurred before goods are unloaded from train shall be borne by Supplier.
V. Inspection and acceptance method and place: Supplier and Purchaser shall conduct quality inspection and weighing at Supplier’s station platform and make settlement according to actual quantity randomly inspected.
VI. Packaging requirement: packaged with woven bags which are not charged and returned. A weigh of 100g shall be deducted for each bag.
VII. Settlement and payment method: within 3 working days after signing of contract, Purchaser shall pay a deposit of RMB 2 million and make the remaining payment in advance before delivery according to delivery progress. The deposit is used as goods payment finally (but not used as goods payment during delivery period); Supplier provides special VAT invoice.
VIII. Default liability and settlement: Supplier shall guarantee the scheduled supply of goods in terms of quality and quantity (except for circumstances the other force majeures including railway transport problem occur). If any party has a default in whole or in part, provisions of Contract Law shall be complied with.

IX. Other provisions: any matters not involved herein or disputes shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court which the observant party is located.
This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy, and come into force after being signed and sealed by two parties. This contract shall become valid upon signing and expires when goods have been supplied and payment has been made. No modification to this contract shall be valid.

Name(seal): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Address: Tiebei, Caijia Town
Legal representative:
Authorized agent:
Tel: 0434-5591177
Fax: 0434-5591177
Opening bank: Gongzhuling Industrial and Commercial Bank of China
Account No: 0804221129001106886
Postal code: 136503
Name(seal): Jilin Hengchang Agriculture Development Co., Ltd. Address: Legal representative: Authorized agent: Tel: Fax: Opening bank: Account No: Postal code:

Grain Purchase Agreement

Party A (Supplier): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Party A (Purchaser): Jilin Hengchang Agriculture Development Co., Ltd.
Contract No.:
Signed in: Caijia
Signed on: April 28, 2011

I. Name, Specification, quantity and price:	Unit: Ton, Yuan
Name	Quantity	Unit price	Amount	Note
Corn	2,000	2,080.00	4,160,000.00
Total	2,000		4,160,000.00
Total amount (amount in words): SAY RMB FOUR MILLION ONE HUNDRED AND SIXTY THOUSAND ONLY
II. Quality requirement and handling opinion:
1. Sensory indexes: light yellow, the granules are tidy, uniform and plump, have normal sense, no heating, no mildew, no live insect.
2. Inspection indexes: moisture≤14.0%, impurity≤1%, mildew≤2%, volume weight≥680g/L.
III. Delivery time: the delivery shall be completed before May 1, 2011.
IV. Delivery place: in Hengchang Company’s plant.
V. Inspection and acceptance method and place: the settlement shall be made according to actual quantity received by Purchaser.
VI. Packaging requirement: bulk grain
VII. Settlement and payment method: within 3 working days after signing of contract, Purchaser shall make full payment according to goods quantity in contract. Otherwise, Supplier has right to cancel the contract; Supplier provides special (or ordinary) VAT invoice.
VIII. Default liability and settlement: If any party has a default in whole or in part, provisions of Contract Law shall be complied with.

IX. Other provisions: any matters not involved herein or disputes shall be resolved by two sides upon friendly consultations. If consultation fails, such disputes shall be submitted to competent court which the observant party is located.
This contract shall be made in duplicate (the fax copy is valid), with each party holding each copy, and come into force after being signed and sealed by two parties. This contract shall become valid upon signing and expires when goods have been supplied and payment has been made. No modification to this contract shall be valid.
Name(seal): Jilin Lishu Caijia Zhonggu National Grain Storage Depot
Address: Tiebei, Caijia Town
Legal representative:
Authorized agent:
Tel: 0434-5591177
Fax: 0434-5591177
Opening bank: Gongzhuling Industrial and Commercial Bank of China
Account No: 0804221129001106886
Postal code: 136503
Name(seal): Jilin Hengchang Agriculture Development Co., Ltd. Address: Legal representative: Authorized agent: Tel: 0434-6277946 Fax: 0434-6277946 Opening bank: Account No: Postal code:136109